SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 16, 2007


                                   HABER, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

0-9966                                                                22-2305613
(Commissions File No.)                      (I.R.S. Employer Identification No.)

                                58 Medford Street
                            Arlington, Massachusetts
                                 (781) 643-2727
                    (Address of Principal Executive Offices)

                                      02474
                                   (Zip Code)

                                  1009 Avenue C
                                    Suite #6
                               Bayonne, N.J. 07002
                                 (201) 243-0011
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

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 Item 8.01.  OTHER EVENTS.

The following information, including the Exhibit to this Form 8-K, is being furnished pursuant to Item 8.01 - Other Events of Form 8-K.

On April 16, 2007, Haber, inc., issued a press release titled "Haber, Inc. to be represented in Australia by UMACO Pty Ltd". A copy of that press release is attached as exhibit 99 to this report, and is included below.

Item 9.01. Financial Statements and Exhibits


   (c)   Exhibits.

         Exhibit No.
         ----------
            99         News Release dated April 16, 2007.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 16, 2007


                                                Haber, Inc.


                                                By:  /s/ Peter D'Angelo
                                                --------------------------------
                                                Name:  Peter D'Angelo
                                                Title: Chief Financial Officer